UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2026
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QUANTERIX CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-38319	20-8957988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlesex Turnpike
Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)
(617) 301-9400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value per share	QTRX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Shareholder Director Nominations. Submission of Matters to a Vote of Security Holders.
At the 2026 Annual Meeting of Stockholders of Quanterix Corporation (the “Company”) held on June 9, 2026 (the “Annual Meeting”), the stockholders of the Company voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2026 (File No. 001-38319) (the “Proxy Statement”), and as supplemented by Supplement No. 1 to the Proxy Statement filed with the SEC on May 8, 2026 (File No. 001-38319): (1) to elect William P. Donnelly and Ivana Magovčević-Liebisch, Ph.D., J.D. as independent directors to each serve for a one-year term expiring at the Company’s annual meeting of stockholders in 2027, and until their successors have been elected and qualified, or until their earlier death, resignation, retirement or removal (“Proposal 1”); (2) an advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement (“Proposal 2”); (3) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 3”); and (4) to approve an amendment and restatement of the Company’s 2017 Employee, Director and Consultant Equity Incentive Plan (the “2017 Plan”) to implement certain equity compensation best practices and extend the term of the 2017 Plan through June 9, 2031 (“Proposal 4”). The stockholders approved Proposal 1, Proposal 2 and Proposal 3. The stockholders did not approve Proposal 4.
The tabulation of votes with respect to the proposals at the Annual Meeting was as follows:
Proposal 1 — Election of Directors:

	For	Withheld	Abstain	Broker Non-Votes
William P. Donnelly	30,927,792	2,757,653	11,634	5,180,238
Ivana Magovčević-Liebisch, Ph.D., J.D.	30,314,520	3,375,724	6,835	5,180,238
Proposal 2 — Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers:

For	Against	Abstain	Broker Non-Votes
27,679,636	3,881,516	2,135,927	5,180,238
Proposal 3 — Ratification of KPMG, LLP as the Company’s Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
38,728,204	137,595	11,518	0
Proposal 4 — Approval of an Amendment and Restatement of the 2017 Plan:

For	Against	Abstain	Broker Non-Votes
9,677,232	24,004,124	15,723	5,180,238

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 10, 2026	QUANTERIX CORPORATION

	By:	/s/ Daniel S. Char
	Name:	Daniel S. Char
	Title:	Chief Legal Officer and Corporate Secretary